Exhibit- 99.B17
                                POWER OF ATTORNEY
                                -----------------


         KNOW ALL BY THESE PRESENTS, that the person(s) whose signature appears below constitutes and appoints Larry A. Kimmel, Arthur A. Levy, Clarissa Moore, Eric M. Banhazl and Richard F. Jackson, and each of them individually, to act as attorney-in-fact and agent, with power of substitution and resubstitution, for the undersigned in any and all capacities to sign the Registration Statement of Fleming Capital Mutual Fund Group, Inc., a Maryland Corporation, on Form N-1A under the Securities Act of 1933, as amended and any or all amendments (including post-effective amendments) thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and conforming all that said attorney-in-fact, or any substitute or substitutes, may do or cause to be done by virtue hereof.


Dated: April 14, 1998

                                                          /s/ Robert Marks
                                                          ----------------------
                                                              Robert Marks

                                POWER OF ATTORNEY
                                -----------------


         KNOW ALL BY THESE PRESENTS, that the person(s) whose signature appears below constitutes and appoints Larry A. Kimmel, Arthur A. Levy, Clarissa Moore, Eric M. Banhazl and Richard F. Jackson, and each of them individually, to act as attorney-in-fact and agent, with power of substitution and resubstitution, for the undersigned in any and all capacities to sign the Registration Statement of Fleming Capital Mutual Fund Group, Inc., a Maryland Corporation, on Form N-1A under the Securities Act of 1933, as amended and any or all amendments (including post-effective amendments) thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and conforming all that said attorney-in-fact, or any substitute or substitutes, may do or cause to be done by virtue hereof.


Dated: April 14, 1998

                                                    /s/ Michael A. Petrino
                                                    ----------------------------
                                                        Michael A. Petrino

                                POWER OF ATTORNEY
                                -----------------


         KNOW ALL BY THESE PRESENTS, that the person(s) whose signature appears below constitutes and appoints Larry A. Kimmel, Arthur A. Levy, Clarissa Moore, Eric M. Banhazl and Richard F. Jackson, and each of them individually, to act as attorney-in-fact and agent, with power of substitution and resubstitution, for the undersigned in any and all capacities to sign the Registration Statement of Fleming Capital Mutual Fund Group, Inc., a Maryland Corporation, on Form N-1A under the Securities Act of 1933, as amended and any or all amendments (including post-effective amendments) thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and conforming all that said attorney-in-fact, or any substitute or substitutes, may do or cause to be done by virtue hereof.


Dated: April 14, 1998

                                                        /s/ Dominic Solly
                                                        ------------------------
                                                            Dominic Solly